iShares®

iShares Trust

Supplement dated August 26, 2021 (the “Supplement”)

to the Statements of Additional Information (“SAIs”)

for each of the Funds listed below (each, a “Fund” and together, the “Funds”)

The information in this Supplement updates the information in, and should be read in conjunction with, the SAI for each Fund.

The Funds have liquidated effective August 26, 2021. All references to the Funds in the SAIs are hereby removed.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares Funds

Supplement to the Statement of Additional Information dated as of July 30, 2021:

iShares Factors US Blend Style ETF

iShares Factors US Mid Blend Style ETF

iShares Factors US Small Blend Style ETF

iShares International Preferred Stock ETF

iShares Russell 1000 Pure U.S. Revenue ETF

Supplement to the Statement of Additional Information dated as of December 30, 2020 (as revised January 28, 2021):

iShares Currency Hedged MSCI Mexico ETF

Supplement to the Statement of Additional Information dated as of December 1, 2020 (as revised January 28, 2021):

iShares Adaptive Currency Hedged MSCI EAFE ETF

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.    IS-A-FC-0821

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE